ADVISORSHARES TRUST

DENT TACTICAL ETF

Supplement dated June 2, 2012

to the currently effective Statutory and Summary Prospectuses for the Fund listed above

This supplement provides new and additional information beyond that contained in the currently effective Statutory and Summary Prospectuses for the Dent Tactical ETF (the
“Fund”) and should be read in conjunction with those Prospectuses.

Effective June 2, 2012, H.S. Dent Investment Management, LLC resigned as investment sub-advisor to the Dent Tactical ETF. Pursuant to an interim sub-advisory agreement between American Wealth Management and the Fund’s investment advisor, AdvisorShares Investments, LLC (the “Advisor”), American Wealth Management will act as investment sub-advisor for the lesser of: (i) the period from June 2, 2012 through the date of the approval of a new investment sub-advisory agreement between the Advisor and American Wealth Management by vote of a majority of the outstanding voting securities of the Fund or (ii) one hundred fifty (150) days.

Therefore, all references in the Fund’s Prospectuses to H.S. Dent Investment Management, LLC are hereby deleted and replaced with “American Wealth Management.” All references to the “Sub-Advisor” refer to American Wealth Management.

Additional revisions to the Funds’ Prospectuses are set forth below.

Principal Investment Strategies

The second and third sentences of the “Principal Investment Strategies” section are deleted and replaced with the following:

American Wealth Management (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by identifying the overall trend of the U.S. and global economies, and then implementing investment strategies in asset classes (such as, but not limited to, foreign and domestic equities or fixed income securities) that the Sub-Advisor believes will benefit from these trends. The Sub-Advisor seeks to achieve the Fund’s investment objective by managing a tactical strategy the has the ability to dynamically rebalance the Fund’s portfolio from as much as 100% equity assets to 100% fixed income assets or cash and cash equivalents depending on market trends.

Management – Portfolio Managers

The “Portfolio Managers” section is deleted in its entirety and replaced with the following:

Laif Meidell – Portfolio Manager Since 1995

More Information About the Fund’s Principal Investment Strategies (Statutory Prospectus Only)

The “More Information About the Fund’s Principal Investment Strategies” section is deleted in its entirety and replaced with the following:

The Fund is an actively managed ETF and thus, does not seek to replicate the performance of a specified index. Instead, it uses an active investment strategy to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

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The Sub-Advisor seeks to achieve the Fund’s investment objective by identifying, through proprietary analysis, the overall trend of the U.S. and global economies, and then implementing investment strategies in asset classes (such as, but not limited to, foreign and domestic equities or fixed income securities) that the Sub-Advisor believes will benefit from these trends. The Sub-Advisor is of the opinion that maximizing investment returns depends on understanding the right balance of asset classes that are favored by different fundamental economic trends and accurately rebalancing the Fund’s investments as the trends emerge.

The Sub-Advisor attempts to prevent losses as well as achieve gains. The Sub-Advisor determines how offensive or defensive the Fund portfolio will be, and then selects securities to buy or sell. Offensive holdings are those that the Sub-Advisor anticipates will appreciate in value. Defensive positions are those which the Sub-Advisor anticipates will maintain their value, regardless of market conditions or cycles. The Sub-Advisor remains objective and applies little subjective judgment in security selection, retention, or sales decisions.

The securities that comprise the Fund’s offensive strategy are selected using the following method:

•	Using a proprietary ranking process and objective third party research, the selected ETFs are ranked by the Sub-Advisor according to their relative strength.

•	The Sub-Advisor then constructs the Fund portfolio using the highest ranking ETFs that meet a minimum requirement according to the proprietary ranking process. The Fund is managed as an allocated fund of funds made up of these highly ranked ETFs selected by the Sub-Advisor.

When there are not sufficient sectors and/or ETFs that meet the minimum relative strength requirement, the balance of the Portfolio’s assets will be allocated to defensive investments for example; high quality debt, money market instruments, or other investments similar in nature as determined by the Sub-Advisor. When the Fund engages in such activities, it may not achieve its investment objective.

The holdings of the Fund will be reallocated at the Sub-Advisors discretion over the course of the month. The Sub-Advisor may consider selling an Underlying ETF for one or more of the following reasons: the Underlying ETF’s price has reached its target, the Underlying ETF’s fundamentals or price appear to be deteriorating, or better Underlying ETF selections are believed to have been identified. As a result of this continuous rebalancing of Underlying ETFs, the Fund’s portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

Transparency: The Fund’s portfolio holdings will be disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

Management of the Fund – Investment Sub-Advisor (Statutory Prospectus Only)

The first paragraph under the “Investment Sub-Advisor” section is deleted and replaced with the following:

American Retirement Planners II, Inc., doing business as “American Wealth Management,” located at 570 Hammill Lane, Reno, Nevada 89511, serves as investment sub-advisor to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objectives, policies and restrictions. American Wealth Management was established in 1989. American Wealth Management serves as an investment manager to individuals, corporations and profit sharing plans. As of March 31, 2012, American Wealth Management had approximately $228,000,000 in assets under management.

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Management of the Fund – Portfolio Managers (Statutory Prospectus Only)

The “Portfolio Managers” section is deleted in its entirety and replaced with the following:

The following portfolio manager is primarily responsible for the day-to-day management of the Fund.

Laif Meidell is the founder of American Wealth Management and is a Portfolio Manager of American Wealth Management’s separate accounts. Prior to joining American Wealth Management in 1995, Mr. Meidell was an active duty officer in the U.S. Army. He graduated with Honors from the Regis University (Denver, CO) with an MBA in Finance and Accounting in 1993. Mr. Meidell received his B.S. in Finance from Brigham Young University (Provo, UT) in 1989. He holds the Series 7, 63, and 65 licenses. Mr. Meidell is a Chartered Market Technician (CMT) and an Accredited Investment Fiduciary (AIF).

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund is available in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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ADVISORSHARES TRUST

DENT TACTICAL ETF

Supplement dated June 2, 2012

to the currently effective Statement of Additional Information (“SAI”) for the Fund listed above

This supplement provides new and additional information beyond that contained in the currently effective SAI for the Dent Tactical ETF (the “Fund”) and should be read in conjunction with that SAI.

Effective June 2, 2012, H.S. Dent Investment Management, LLC resigned as investment sub-advisor to the Dent Tactical ETF. Pursuant to an interim sub-advisory agreement between American Wealth Management and the Fund’s investment advisor, AdvisorShares Investments, LLC (the “Advisor”), American Wealth Management will act as investment sub-advisor for the lesser of: (i) the period from June 2, 2012 through the date of the approval of a new investment sub-advisory agreement between the Advisor and American Wealth Management by vote of a majority of the outstanding voting securities of the Fund or (ii) one hundred fifty (150) days.

Therefore, all references in the Fund’s SAI to H.S. Dent Investment Management, LLC are hereby deleted and replaced with “American Wealth Management.” All references to the “Sub-Advisor” refer to American Wealth Management.

Additional revisions to the Funds’ SAI are set forth below.

Investment Policies, Techniques and Risk Factors – Investment Strategy

The “Investment Strategy” section is deleted in its entirety and replaced with the following:

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. An actively managed ETF uses an active investment strategy to seek to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

The Sub-Advisor seeks to achieve the Fund’s investment objective by identifying, through proprietary analysis, the overall trend of the U.S. and global economies, and then implementing investment strategies in asset classes (such as, but not limited to, foreign and domestic equities or fixed income securities) that the Sub-Advisor believes will benefit from these trends. The Sub-Advisor is of the opinion that maximizing investment returns depends on understanding the right balance of asset classes that are favored by different fundamental economic trends and accurately rebalancing the Fund’s investments as the trends emerge.

The Sub-Advisor attempts to prevent losses as well as achieve gains. The Sub-Advisor determines how offensive or defensive the Fund portfolio will be, and then selects securities to buy or sell. Offensive holdings are those that the Sub-Advisor anticipates will appreciate in value. Defensive positions are those which the Sub-Advisor anticipates will maintain their value, regardless of market conditions or cycles. The Sub-Advisor remains objective and applies little subjective judgment in security selection, retention, or sales decisions.

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The securities that comprise the Fund’s offensive strategy are selected using the following method:

•	Using a proprietary ranking process and objective third party research, the selected ETFs are ranked by the Sub-Advisor according to their relative strength.

•	The Sub-Advisor then constructs the Fund portfolio using the highest ranking ETFs that meet a minimum requirement according to the proprietary ranking process. The Fund is managed as an allocated fund of funds made up of these highly ranked ETFs selected by the Sub-Advisor.

When there are not sufficient sectors and/or ETFs that meet the minimum relative strength requirement, the balance of the Fund assets will be allocated to defensive investments such as high quality debt, money market instruments, or other investments similar in nature as determined by the Sub-Advisor. When the Fund engages in such activities, it may not achieve its investment objective.

The holdings of the Fund will be reallocated at the Sub-Advisors discretion over the course of the month. The Sub-Advisor may consider selling an Underlying ETF for one or more of the following reasons: the Underlying ETF’s price has reached its target, the Underlying ETF’s fundamentals or price appear to be deteriorating, or better Underlying ETF selections are believed to have been identified. As a result of this continuous rebalancing of Underlying ETFs, the Fund’s portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

The Sub-Advisor and the Sub-Advisory Agreement

The first and second paragraphs under the “The Sub-Advisor and the Sub-Advisory Agreement” section are deleted and replaced with the following:

American Retirement Planners II, Inc., doing business as “American Wealth Management,” a registered adviser, is located at 570 Hammill Lane, Reno, Nevada 89511. The Sub-Advisor is a corporation organized under the laws of the State of Nevada.

Pursuant to an interim investment sub-advisory agreement with the Advisor dated June 2, 2012 (the “Interim Sub-Advisory Agreement”), the Sub-Advisor serves as the investment sub-advisor for the Fund, makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Advisor and the Board. Prior to June 2, 2012, H.S. Dent Investment Management, LLC, served as investment sub-advisor to the Fund pursuant to a sub-advisory agreement with the Advisor.

Portfolio Managers

The “Portfolio Managers” section is deleted in its entirety and replaced with the following:

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Accounts Managed by Portfolio Manager. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

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Name	Registered Investment Companies*		Other Pooled Investment Vehicles*			Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Laif Meidel	1	$5.6	0	$0	862	$179

*Information provided as of June 2, 2012.

Conflicts of Interest. The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

The first, second and third paragraph under the sub-section titled Portfolio Manager – Portfolio Compensation” are deleted and replaced with the following:

Portfolio Manager Compensation. The portfolio manager is compensated by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. The portfolio manager receives his compensation in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. The portfolio manager may also earn a bonus each year based on the profitability of the Sub-Advisor.

Fund Shares Owned by Portfolio Manager. As of June 2, 2012, the portfolio manager did not beneficially own any shares of the Fund.

Proxy Voting

Appendix A is deleted in its entirety and replaced with the following:

XX.	PROXY VOTING/CLASS ACTION LITIGATION

PROXY VOTING

Rule 206(4)-6 under the Investment Advisers Act of 1940 helps to ensure that SEC-registered advisers act in the best interest of their clients when exercising proxy voting authority. The rule obligates advisers to provide clients with information on how their securities were voted.

Advisers that have explicit or implicit voting authority must comply with rule 206(4)-6. Therefore, even when the advisory contract is silent, the rule applies if the adviser's voting authority is implied by an overall delegation of discretionary authority. The rule does not apply to advisers that provide clients with advice about voting proxies but do not have authority to vote them.

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A.	Fiduciary Duty. The SEC adopted rule 206(4)-6 to regulate proxy voting by investment advisers with authority to vote their clients’ proxies. Under the Investment Advisers Act, an adviser is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client's behalf, which may or may not include proxy voting. To satisfy its duty of loyalty, the adviser must cast proxy votes in a way that will advance the best interest of its client. The adviser must not put its own interests ahead of the client’s.

Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice, or course of business for an investment adviser to exercise voting authority over client proxies unless the investment adviser:

1.	Adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the client’s best interest;

2.	Discloses to clients how they may obtain information regarding how their proxies were voted; and

3.	Describes proxy voting policies and procedures and furnishes a copy of the policies and procedures to the client when requested to do so.

B.	When the Adviser does not vote Proxies.

The Advisor does not vote proxies for separately managed accounts. This is spelled out in the Investment Advisory Management Agreement which each client is required to initial to affirm their understanding.

C.	When the Advisor does votes Proxies.

The Advisor will vote proxies for any Exchange Traded Funds (ETFs) that he sub-advises.

D.	Philosophy and Practice regarding the voting of proxies.

1.	General

Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

2.	Procedures

To implement Adviser’s proxy voting policies, Adviser has developed the following procedures for voting proxies.

(a)	Upon receipt of a corporate proxy by Adviser, the special or annual report and the proxy are submitted to Laif Meidell (“the Proxy Manager”). The Proxy Manager will then vote the proxy in accordance with this policy.

(b)	The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Adviser’s Voting Guidelines in Section 2 below. The Proxy Manager will then vote the proxies.

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(c)	The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section 3 below). With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote, which will be maintained with the record of the actual vote in Adviser’s files.

3.	Voting Guidelines

While Adviser’s policy is to review each proxy proposal on its individual merits, Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

E.	Corporate Governance

1.	Election of Directors and Similar Matters

In an uncontested election, Adviser will generally vote in favor of management’s proposed directors.  In a contested election, Adviser will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, Adviser will review any contested proposal on its merits.

Notwithstanding the foregoing, Adviser expects to support proposals to:

(a)	Limit directors’ liability and broaden directors’ indemnification rights

(b)	Generally vote against proposals to Adopt or continue the use of a classified Board structure; and

(c)	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular issue)

2.	Audit Committee Approvals

Adviser generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  Adviser will generally vote to ratify management’s recommendation and selection of auditors.

3.	Shareholder Rights

Adviser may consider all proposals that will have a material effect on shareholder rights on a case by case basis.  Notwithstanding the foregoing, Adviser expects to generally support proposals to:

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(a)	Adopt confidential voting and independent tabulation of voting results; and

(b)	Require shareholder approval of “poison pills;”

And expects to generally vote against proposals to:

(a)	Adopt super-majority voting requirements; and

(b)	Restrict the rights of shareholders to call special meetings, to amend the bylaws, or to act by written consent.

4.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers, or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

(a)	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

(b)	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

(c)	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

(a)	Adopt classified boards of directors;

(b)	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

(c)	Require a company to consider the non-financial effects of mergers or acquisitions.

5.	Capital Structure Proposals

Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis. Notwithstanding the foregoing, Adviser expects to generally support proposals to:

(a)	Eliminate preemptive rights.

F.	Compensation

1.	General

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Adviser generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  Adviser may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

(a)	Require shareholders approval of “golden parachutes;” and

(b)	Adopt “golden parachutes” that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

(a)	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

2.	Stock Option Plans and Share Issuances

Adviser evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, Adviser may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. The Adviser believes that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders and that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, the Adviser generally will vote against stock option plans. However, these proposals will be reviewed on a case-by-case basis to determine that shareholders interests are being represented. The Adviser is in favor of management, directors, and employees owning stock, but prefers that the shares be purchased in the open market.

Notwithstanding the foregoing, Adviser expects to generally vote against proposals to:

(a)	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

G.	Corporate Responsibility and Social Issues

Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Adviser will generally vote against proposals involving corporate responsibility and social issues, although Adviser may vote for corporate responsibility and social issue proposals that Adviser believes will have substantial positive economic or other effects on a company or the company’s stock.

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H.	Record-Keeping Requirements Pertaining to Proxy Voting

Rule 204-2, requires that the following proxy voting records be maintained. The CCO shall be responsible for maintaining these records relating to proxy voting.

1.	Copies of all policies and procedures required by Rule 206(4)-6.

2.	A copy of each proxy statement that the investment adviser receives regarding a client’s securities. An adviser may satisfy this requirement by relying on a third-party provider, such as a proxy voting service, or the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

3.	A record of each vote cast by the investment adviser on behalf of a client. An adviser may satisfy this requirement by relying on a third-party service to provide these records. The third party must be capable of providing documents promptly upon request.

4.	A copy of any document created by the Adviser that was material in making a decision on how to vote proxies on a client’s behalf or that articulates the basis for that decision.

5.	A copy of each written client request for information on how the adviser voted proxies on his or her behalf, as well as a copy of any written response by the investment adviser to any written or oral client request for information.

I.	Conflicts of Interest Pertaining to Proxy Voting

Conflicts of interest between the Adviser or a principal of the Adviser and the Adviser’s clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of client securities.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	The Adviser may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	The Adviser may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	The Adviser may follow the recommendations of an independent proxy voting service in voting the proxies.

The Adviser keeps certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request. A copy of the Adviser’s proxy-voting policies shall be made available to clients upon request.

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